UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5484

Zenix Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place,4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Zenix Income Fund Inc.

ANNUAL REPORT

MARCH 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Zenix Income Fund Inc.

Annual Report • March 31, 2006

What's Inside

Letter from the Chairman	I

Manager Overview	1

Fund at a Glance	6

Schedule of Investments	7

Statement of Assets and Liabilities	21

Statement of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	32

Financial Data	33

Board Approval of Management Agreement	34

Additional Information	37

Annual Chief Executive Officer and Chief Financial Officer Certifications	40

Additional Shareholder Information	41

Dividend Reinvestment Plan	42

"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund's investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite a temporary setback at the end of 2005, the U.S. economy was strong during the reporting period. After advancing 3.3% and 4.1% in the second and third quarters of 2005, respectively, fourth quarter gross domestic product ("GDP")i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board ("Fed")ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%—its highest level since April 2001. After the end of the Fund's reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

As expected, both short- and long-term yields rose over the reporting period. During the year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During most of the last three months of the reporting period, the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield

Zenix Income Fund Inc.

I

curve is largely a function of strong foreign demand for longer-term bonds. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned 2.26%.

The high yield market generated a positive return during the reporting period. The high yield market was supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. For example, automobile parts supplier Dana Corp. recently filed for bankruptcy and there are ongoing concerns about the future prospects for General Motors Corp. During the one-year period ended March 31, 2006, the Citigroup High Yield Market Indexv returned 6.53%.

Emerging markets debt continued to produce strong results over the one-year reporting period, as the JPMorgan Emerging Markets Bond Index Global ("EMBI Global")vi returned 13.83%. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these counties have strengthened their balance sheets in recent years. These positives more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund's fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, to Legg Mason, Inc. ("Legg Mason"). As a result, the Fund's investment adviser (the "Manager"), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund's then existing investment management contract to terminate. The Fund's shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Zenix Income Fund Inc.

II

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason's wholly-owned subsidiary, Western Asset Management Company, and its affiliates, ("Western Asset"). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date, Legg Mason expects to recommend to the Board of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Michael Buchanan, Timothy J. Settel and Ian R. Edmonds assumed portfolio management responsibilities for the Fund on February 10, 2006. Each of Messrs. Leech, Walsh, Settel and Edmonds have been employed by Western Asset for more than five years.

Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Captial Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. These portfolio managers work within the context of a larger team of investment professionals and are responsible for strategic oversight of the Fund's investments, supervising the day to day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests, and coordinating portfolio structure, including sector allocation, duration weighting and term structure decisions.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager's fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Zenix Income Fund Inc.

III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and the Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 10, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i  Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii  The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii  The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv  The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v  The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi  JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Zenix Income Fund Inc.

IV

Manager Overview

Q. What were the overall market conditions during the Fund's reporting period?

A. The high yield market returned 6.53% for the 12 months ending March 31, 2006, as represented by the Citigroup High Yield Market Index.i High yield market returns were somewhat volatile during the 12-month period, as rising oil prices, weak equity markets and hawkish comments from the Federal Reserve Board ("Fed")ii regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation ("GM") and Ford Motor Company ("Ford"), causing spreads to widen dramatically within the auto sector and across fixed-income credit markets.

Markets retraced early period losses and even gained some traction by August as technicals strengthened and economic news turned generally positive. S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market's tone, as the rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Markets again turned down in the last few months of 2005 as auto sector volatility and inflation picked up, energy prices continued to rise and fears of an economic slowdown hit the markets in the aftermath of Hurricanes Katrina and Rita.

However, high yield markets braved mixed auto headlines, resurgent energy prices and the Fed's 15th consecutive rate hike (bringing the federal funds rateiii to 4.75% by period end at its March 2006 Federal Open Market Committee ("FOMC")iv meeting) to end the 12 months relatively strong as investors resumed their reach for yield in the last quarter of the 12-month period. That said, rate uncertainty haunted markets throughout the period, as economic growth remained strong and inflation relatively moderate, contributing to market volatility. Worsening investor sentiment on the back of increased risk aversion offset some of the positive effects of the better-than-expected economic data seen during the period. After the end of the Fund's reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

While high yield fundamentals remained generally positive, market technicals weakened throughout the period as the market entered redemption mode in light of the rising rate environment. Mutual fund outflows trended strongly negative throughout the period, but a pickup in demand from yield-starved, primarily institutional, investors in the latter half of the period kept markets steady.

Zenix Income Fund Inc. 2006 Annual Report

Spreads tightened 54 basis points during the period to close at 314 basis points over U.S. Treasuries. Based on the 8.00% yieldv of the Citigroup High Yield Market Index as of March 31, 2006, high yield bonds continued to offer competitive yields relative to U. S. Treasury notes.vi However, high yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Performance Review

For the twelve months ended March 31, 2006, the Zenix Income Fund Inc. returned 9.41%, based on its net asset value ("NAV")vii and –1.16% based on its New York Stock Exchange ("NYSE") market price per share. In comparison, the Fund's unmanaged benchmark, the Citigroup High Yield Market Index, returned 6.53% and its Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii increased 7.91% over the same time frame. Please note that Lipper performance returns are based on each fund's NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.2971 per share, (which may have included a return of capital). The performance table shows the Fund's 12-month total return based on its NAV and market price as of March 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$3.00 (NAV)	9.41%
$2.88 (Market Price)	-1.16%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Strong security selection, particularly in automobile manufacturing/vehicle parts, energy, tower, consumer products/tobacco and CCC-rated and below securities, was the primary contributor to Fund performance during the period ended March 31, 2006.

Zenix Income Fund Inc. 2006 Annual Report

What were the leading detractors from performance?

A. Our strategic underweight in automobile manufacturing/vehicle parts, overweight to telecommunications and security selection in telecommunications and cable & other media detracted from Fund performance during the annual period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we increased our exposure to the automobile manufacturing/vehicle parts sector and, to a lesser degree, publishing/printing and energy and reduced positions in telecommunications, towers and cable & other media.

Looking for Additional Information?

The Fund is traded under the symbol "ZIF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XZIFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund's current net asset value, market price, and other information.

Thank you for your investment in the Zenix Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Smith Barney Fund Management LLC

May 10, 2006

Zenix Income Fund Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i  The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii  The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii  The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv  The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v  As measured by the yield of the Citigroup High Yield Market Index as of the period's close.

vi  Yields are subject to change and will fluctuate.

vii  NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's shares.

viii  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund's Lipper category, and excluding sales charges.

Zenix Income Fund Inc. 2006 Annual Report

Take Advantage of the Fund's Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gain distributions, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 42. To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1 (877) 366-6441.

Zenix Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Consumer Discretionary
30.8%
Telecommunication Services
12.7%
Materials
10.9%
Financials
9.2%
Industrials
9.1%
Energy
8.9%
Utilities
6.1%
Health Care
5.6%
Information Technology
3.3%
Consumer Staples
3.3%
Repurchase Agreement
0.1%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
March 31, 2006

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006)

ZENIX INCOME FUND INC.

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 97.6%
Aerospace & Defense — 0.9%
$120,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$121,800
300,000	B	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	310,500
240,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	229,800
100,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	107,500
		Total Aerospace & Defense	769,600
Airlines — 1.5%
135,000	B	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	135,487
		Continental Airlines Inc., Pass-Through Certificates:
76,633	B+	Series 2000-2, Class C, 8.312% due 4/2/11	73,683
420,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	417,507
		United Airlines Inc., Pass-Through Certificates:
167,472	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	158,379
397,660	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	395,948
185,000	NR	Series 2001-1, Class C, 6.831% due 9/1/08 (a)	170,316
		Total Airlines	1,351,320
Auto Components — 0.9%
120,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	121,800
195,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	171,600
100,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	110,250
150,000	B-	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	167,250
49,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	55,002
265,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	219,950
		Total Auto Components	845,852
Automobiles — 2.0%
		Ford Motor Co.:
1,435,000	BB-	Notes, 7.450% due 7/16/31	1,072,663
100,000	BB-	Senior Notes, 4.950% due 1/15/08	93,226
		General Motors Corp., Senior Debentures:
250,000	B	8.250% due 7/15/23	181,250
660,000	B	8.375% due 7/15/33	486,750
		Total Automobiles	1,833,889
Beverages — 0.2%
155,000	B	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	159,263

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Building Products — 2.0%
		Associated Materials Inc.:
$700,000	CCC	Senior Discount Notes, step bond to yield 11.239% due 3/1/14	$406,000
210,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	218,925
300,000	B-	Goodman Global Holding Co. Inc., Senior Subordinated Notes, Series B, 7.491% due 6/15/12 (b)	306,750
80,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	86,200
760,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	777,100
		Total Building Products	1,794,975
Capital Markets — 0.7%
293,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	325,963
		E*TRADE Financial Corp., Senior Notes:
45,000	B+	7.375% due 9/15/13	46,125
215,000	B+	7.875% due 12/1/15	227,900
		Total Capital Markets	599,988
Chemicals — 3.3%
195,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	207,431
400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	435,000
155,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	162,750
415,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	457,537
125,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	137,188
505,000	B-	Montell Finance Co. BV, 8.100% due 3/15/27 (c)	492,375
400,000	B-	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	418,000
105,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	109,200
350,000	B-	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	375,812
75,000	B-	Resolution Performance Products LLC/RPP Capital Corp., Senior Secured Notes, 9.500% due 4/15/10	78,375
85,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	84,469
		Total Chemicals	2,958,137
Commercial Services & Supplies — 2.1%
400,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	382,000
		Allied Waste North America Inc.:
50,000	BB-	Senior Notes, Series B, 9.250% due 9/1/12	54,187
455,000	BB-	Senior Secured Notes, Series B, 8.500% due 12/1/08	480,594
275,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	295,625
200,000	B-	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	196,500
335,000	Caa1(d)	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	363,475
170,000	BB-	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (c)	166,649
		Total Commercial Services & Supplies	1,939,030
Communications Equipment — 1.7%
1,075,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	975,562
350,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	322,000

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Communications Equipment — 1.7% (continued)
$220,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	$217,674
		Total Communications Equipment	1,515,236
Computers & Peripherals — 0.8%
195,000	B+	Activant Solutions Inc., Senior Notes, 10.500% due 6/15/11	216,937
		SunGard Data Systems Inc.:
125,000	B-	Senior Notes, 9.125% due 8/15/13 (c)	132,813
305,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15 (c)	322,538
		Total Computers & Peripherals	672,288
Containers & Packaging — 3.6%
187,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	206,635
170,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	172,975
450,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	423,000
250,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	246,562
375,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	398,437
		Owens-Brockway Glass Container Inc.:
250,000	B	Senior Notes, 6.750% due 12/1/14	245,625
600,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	627,750
		Pliant Corp.:
75,000	NR	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (a)	79,313
60,000	NR	Senior Subordinated Notes, 13.000% due 6/1/10 (a)	24,900
125,000	CC	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	98,125
275,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	284,890
440,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	411,400
		Total Containers & Packaging	3,219,612
Diversified Consumer Services — 1.8%
		Hertz Corp.:
125,000	B	Senior Notes, 8.875% due 1/1/14 (c)	130,312
595,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (c)	648,550
		Service Corp. International:
220,000	BB	Debentures, 7.875% due 2/1/13	233,475
635,000	BB	Senior Notes, 6.500% due 3/15/08	641,350
		Total Diversified Consumer Services	1,653,687
Diversified Financial Services — 5.8%
390,000	A-	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	435,825
75,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	75,656
145,000	CCC+	CitiSteel USA Inc., Notes, 12.480% due 9/1/10 (b)(c)	149,350
		Ford Motor Credit Co., Notes:
330,000	BB-	6.625% due 6/16/08	312,496
250,000	BB-	7.875% due 6/15/10	234,570
50,000	BB-	7.000% due 10/1/13	44,783

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Diversified Financial Services — 5.8% (continued)
		General Motors Acceptance Corp., Notes:
$330,000	BB	6.875% due 8/28/12	$304,811
2,300,000	BB	8.000% due 11/1/31	2,179,425
260,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	280,475
380,000	B+	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	422,750
120,000	B3(d)	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	124,200
80,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	73,600
175,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (c)	174,563
400,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	411,000
		Total Diversified Financial Services	5,223,504
Diversified Telecommunication Services — 5.2%
225,000	A	AT&T Corp., Senior Notes, 9.750% due 11/15/31	269,470
150,000	B-	Cincinnati Bell Inc., 7.000% due 2/15/15	149,250
730,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (c)	726,350
300,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	317,250
425,000	B	Intelsat, Ltd., Senior Discount Notes, step bond to yield 9.098% due 2/1/15 (c)	296,438
155,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	150,350
50,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	51,500
146,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	154,395
		Qwest Communications International Inc., Senior Notes:
40,000	B	7.500% due 2/15/14	41,400
80,000	B	Series B, 7.500% due 2/15/14	82,800
		Qwest Corp.:
40,000	BB	Debentures, 7.500% due 6/15/23	40,850
875,000	BB	Notes, 8.875% due 3/15/12	982,187
725,000	B-	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (c)	667,000
670,000	B-	Wind Acquisition Finance SA, 10.750% due 12/1/15 (c)	726,950
		Total Diversified Telecommunication Services	4,656,190
Electric Utilities — 1.9%
		Edison Mission Energy, Senior Notes:
435,000	B+	10.000% due 8/15/08	467,625
125,000	B+	7.730% due 6/15/09	128,750
375,000	B+	9.875% due 4/15/11	425,625
200,000	B	Inergy L.P. Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	191,000
395,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	447,337
70,000	B	Reliant Energy Inc., Senior Secured Notes, 9.250% due 7/15/10	70,438
		Total Electric Utilities	1,730,775

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Electrical Equipment — 0.5%
$440,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	$440,472
Electronic Equipment & Instruments — 0.2%
175,000	CCC-	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	153,125
Energy Equipment & Services — 1.4%
210,000	B	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	258,203
88,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (c)	90,200
300,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	324,000
510,000	B	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	584,498
		Total Energy Equipment & Services	1,256,901
Food & Staples Retailing — 0.3%
245,000	B-	Rite Aid Corp., Notes, 7.125% due 1/15/07	247,756
Food Products — 2.0%
75,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	79,875
335,920	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20	350,586
195,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	196,463
200,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	212,250
245,000	BB+	Delhaize America, Inc., 9.000% due 4/15/31	284,613
250,000	B-	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15	266,250
		Dole Food Co. Inc., Senior Notes:
350,000	B	7.250% due 6/15/10	331,625
100,000	B	8.875% due 3/15/11	99,500
		Total Food Products	1,821,162
Health Care Providers & Services — 3.6%
400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	424,000
		DaVita Inc.:
200,000	B	Senior Notes, 6.625% due 3/15/13	200,500
55,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	55,550
		Extendicare Health Services Inc., Senior Subordinated Notes:
120,000	B+	9.500% due 7/1/10	127,350
300,000	B	6.875% due 5/1/14	310,500
		HCA Inc., Notes:
200,000	BB+	6.375% due 1/15/15	195,655
205,000	BB+	7.690% due 6/15/25	203,723
450,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	452,250
75,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	41,625
		Tenet Healthcare Corp., Senior Notes:
750,000	B	7.375% due 2/1/13	688,125
580,000	B	9.875% due 7/1/14	590,150
		Total Health Care Providers & Services	3,289,428

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Hotels, Restaurants & Leisure — 6.9%
		Caesars Entertainment Inc., Senior Subordinated Notes:
$200,000	BB+	8.875% due 9/15/08	$214,500
100,000	BB+	7.875% due 3/15/10	106,750
455,000	BB+	8.125% due 5/15/11	497,087
75,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	75,750
625,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.386% due 3/15/14	481,250
160,000	CCC+	Denny's Holdings Inc., Senior Notes, 10.000% due 10/1/12	166,000
		Herbst Gaming Inc., Senior Subordinated Notes:
425,000	B-	8.125% due 6/1/12	443,594
50,000	B-	7.000% due 11/15/14	50,125
		Hilton Hotels Corp.:
100,000	BB	Notes, 7.625% due 12/1/12	106,785
270,000	BB	Senior Notes, 7.950% due 4/15/07	277,206
430,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	466,550
450,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	446,625
170,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	179,775
375,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	361,875
340,000	B+	Mandalay Resort Group, Senior Subordinated Notes, Series B, 10.250% due 8/1/07	359,550
		MGM MIRAGE Inc.:
475,000	BB	Senior Notes, 6.750% due 9/1/12	476,781
		Senior Subordinated Notes:
155,000	B+	9.750% due 6/1/07	162,169
225,000	B+	8.375% due 2/1/11	238,500
250,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	249,688
450,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	473,625
250,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	253,125
125,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	126,250
		Total Hotels, Restaurants & Leisure	6,213,560
Household Durables — 2.5%
285,000	BB+	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	301,845
300,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	330,000
390,000	BB	K Hovnanian Enterprises, Senior Notes, 7.500% due 5/15/16	386,437
235,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	247,044
95,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 11.075% due 9/1/12	75,525
335,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	357,613
400,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	420,000
155,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	159,456
		Total Household Durables	2,277,920
Household Products — 0.5%
310,000	CCC+	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	288,300
210,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (c)	201,611
		Total Household Products	489,911

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Independent Power Producers & Energy Traders — 4.1%
$145,000	B+	Aes China Generating Co., Class A, 8.250% due 6/26/10	$145,914
		AES Corp., Senior Notes:
690,000	B	9.500% due 6/1/09	746,925
25,000	B	7.750% due 3/1/14	26,375
		Dynegy Holdings Inc.:
525,000	B-	Second Priority Senior Secured Notes, 11.100% due 7/15/08 (b)(c)	549,281
1,000,000	B-	Senior Debentures, 7.625% due 10/15/26	920,000
300,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (c)	307,500
		NRG Energy Inc., Senior Notes:
175,000	B-	7.250% due 2/1/14	178,281
800,000	B-	7.375% due 2/1/16	819,000
		Total Independent Power Producers & Energy Traders	3,693,276
Industrial Conglomerates — 0.7%
220,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (e)	184,800
200,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	209,000
250,000	CCC+	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	236,875
		Total Industrial Conglomerates	630,675
Insurance — 0.5%
405,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	423,511
IT Services — 0.1%
100,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	104,500
Machinery — 1.0%
25,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	26,813
275,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (c)	293,562
275,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	302,500
225,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 15.005% due 4/15/14	184,500
120,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	126,000
		Total Machinery	933,375
Media — 11.5%
155,000	B-	Affinion Group Inc., 10.125% due 10/15/13 (c)	158,100
350,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (c)	363,125
437,746	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	450,878
		CCH I Holdings LLC, Senior Accreting Notes:
490,000	CCC-	13.500% due 1/15/14	303,800
250,000	CCC-	Step bond to yield 16.269% due 5/15/14	131,250
1,008,000	CCC-	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15 (c)	842,940
		CSC Holdings Inc.:
295,000	B+	Senior Debentures, 7.625% due 7/15/18	293,156
		Senior Notes:
175,000	B+	7.875% due 12/15/07	178,938
130,000	B+	7.250% due 4/15/12 (c)	127,725

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Media — 11.5% (continued)
		Series B:
$225,000	B+	8.125% due 7/15/09	$233,719
125,000	B+	7.625% due 4/1/11	126,250
114,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	130,815
244,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	271,145
260,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	278,850
900,000	BB-	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (c)	889,875
475,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	468,219
225,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	192,938
165,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.500% due 2/15/11	175,725
150,000	B+	Intelsat Subsidiary Holding Co. Ltd., Senior Notes, 9.614% due 1/15/12 (b)	153,188
265,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (c)	284,212
320,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	347,200
525,000	B	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 11.000% due 7/15/13	561,750
265,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	259,700
170,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16 (c)	175,525
		R.H. Donnelley Corp.:
		Senior Discount Notes:
125,000	B	Series A-1, 6.875% due 1/15/13 (c)	117,500
200,000	B	Series A-2, 6.875% due 1/15/13 (c)	188,000
325,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16 (c)	339,625
75,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (c)	83,531
265,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	279,575
		Rainbow National Services LLC:
450,000	B+	Senior Notes, 8.750% due 9/1/12 (c)	481,500
80,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (c)	90,000
320,000	BB+	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	328,000
325,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	333,125
100,000	CCC	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	103,000
490,000	CCC+	WDAC Subsidiary Corp., Senior Notes, 8.375% due 12/1/14 (c)	486,325
98,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11	101,675
		Total Media	10,330,879
Metals & Mining — 1.0%
375,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	415,312
30,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	33,600
60,000	B-	Metals USA, Senior Secured Notes, 11.125% due 12/1/15 (c)	66,300
225,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	254,542
145,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (c)	152,250
		Total Metals & Mining	922,004

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Multi-Utilities — 0.1%
$105,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	$113,732
Multiline Retail — 1.7%
		JC Penney Co. Inc., Notes:
450,000	BB+	8.000% due 3/1/10	486,711
309,000	BB+	9.000% due 8/1/12	355,482
450,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (c)	480,375
209,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	231,990
		Total Multiline Retail	1,554,558
Oil, Gas & Consumable Fuels — 7.5%
195,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	215,475
95,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	98,325
		Chesapeake Energy Corp., Senior Notes:
625,000	BB	6.625% due 1/15/16	626,562
275,000	BB	6.250% due 1/15/18	270,188
198,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	213,345
1,425,000	B-	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	1,442,812
175,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	175,000
160,000	BB+	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	183,560
125,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	128,438
405,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	434,362
		Pogo Producing Co., Senior Subordinated Notes:
345,000	B+	6.875% due 10/1/17	342,413
90,000	B+	Series B, 8.250% due 4/15/11	93,938
155,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	162,750
400,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	429,000
215,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	228,706
170,000	B-	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	169,150
		Williams Cos. Inc.:
		Notes:
600,000	B+	7.875% due 9/1/21	648,000
505,000	B+	8.750% due 3/15/32	593,375
275,000	B+	Senior Notes, 7.625% due 7/15/19	294,250
		Total Oil, Gas & Consumable Fuels	6,749,649
Paper & Forest Products — 3.1%
195,000	B+	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	175,988
425,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	423,937
225,000	B-	Blue Ridge Paper Products Inc., Senior Secured Notes, 9.500% due 12/15/08	199,125
400,000	B+	Bowater Inc., Debentures, 9.500% due 10/15/12	426,000
555,000	B	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	538,350
160,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	132,000
400,000	B	Georgia-Pacific Corp., Senior Notes, 8.875% due 5/15/31	432,000
420,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	438,900
		Total Paper & Forest Products	2,766,300

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Personal Products — 0.6%
$100,000	CCC+	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	$81,500
400,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	425,000
		Total Personal Products	506,500
Pharmaceuticals — 0.8%
300,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	295,875
450,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	447,750
		Total Pharmaceuticals	743,625
Real Estate — 1.1%
		Host Marriott LP, Senior Notes:
515,000	BB-	Series I, 9.500% due 1/15/07	531,737
200,000	BB-	Series O, 6.375% due 3/15/15	197,750
230,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12 (c)	219,650
50,000	B-	MeriStar Hospitality Corp., Senior Notes, 9.000% due 1/15/08	53,250
		Total Real Estate	1,002,387
Road & Rail — 0.3%
215,000	B+	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	237,575
Semiconductors & Semiconductor Equipment — 0.9%
		Amkor Technology Inc.:
150,000	CCC+	Senior Notes, 9.250% due 2/15/08	153,750
374,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	368,390
300,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	282,000
		Total Semiconductors & Semiconductor Equipment	804,140
Specialty Retail — 1.5%
145,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	148,806
165,000	B	Brookstone Co. Inc., Senior Notes, 12.000% due 10/15/12 (c)	152,625
55,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (c)	56,650
200,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	200,000
300,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	327,630
425,000	B-	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	417,563
95,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	91,675
		Total Specialty Retail	1,394,949
Textiles, Apparel & Luxury Goods — 1.1%
		Levi Strauss & Co., Senior Notes:
155,000	B-	12.250% due 12/15/12	176,894
250,000	B-	9.750% due 1/15/15	264,375
200,000	B	Russell Corp., Senior Notes, 9.250% due 5/1/10	208,500
575,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.006% due 12/15/14	370,875
		Total Textiles, Apparel & Luxury Goods	1,020,644

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Thrifts & Mortgage Finance — 1.2%
$1,000,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	$1,055,000
Wireless Telecommunication Services — 6.5%
50,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	52,625
200,000	CCC	Centennial Communications Corp., Senior Notes, 10.250% due 1/1/13 (b)	208,000
450,000	A-	IWO Holdings Inc., Senior Secured Notes, 8.350% due 1/15/12 (b)	470,813
		New Cingular Wireless Services Inc.:
700,000	A	Notes, 8.125% due 5/1/12	786,935
775,000	A	Senior Notes, 7.875% due 3/1/11	850,319
1,100,000	A-	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	1,135,841
325,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	348,563
276,000	B-	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	307,740
		Sprint Capital Corp.:
900,000	A-	Notes, 8.750% due 3/15/32	1,128,517
600,000	A-	Senior Notes, 6.875% due 11/15/28	620,834
		Total Wireless Telecommunication Services	5,910,187
		TOTAL CORPORATE BONDS & NOTES (Cost — $83,942,335)	88,011,047
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,723,537	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (a)(e)(f) (Cost — $1,890,211)	0
LOAN PARTICIPATION — 1.1%
Telecommunications — 1.1%
1,000,000		UPC Broadband Inc., Term Loan, Tranche H2, 1.000% due 3/15/12 (Bank of America)(g)(h)(i) (Cost — $1,000,000)	1,007,604

Shares
COMMON STOCKS — 0.8%
CONSUMER DISCRETIONARY — 0.4%
Household Durables — 0.2%
821,807	Home Interiors of Gifts Inc.*(e)(f)	221,888
Media — 0.2%
5,948	NTL Inc.*	173,146
	TOTAL CONSUMER DISCRETIONARY	395,034

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Shares	Security	Value
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
6,729	Aurora Foods Inc.*(e)(f)	$0
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
369	Outsourcing Solutions Inc.*(f)	1,566
INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
287	Northrop Grumman Corp.	19,599
INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
2,601	Motorola Inc.	59,589
Semiconductors & Semiconductor Equipment — 0.0%

287	Freescale Semiconductor Inc., Class B Shares*	7,970
	TOTAL INFORMATION TECHNOLOGY	67,559
TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.0%

870	McLeodUSA Inc., Class A Shares*(f)	0
Wireless Telecommunication Services — 0.3%

9,016	Crown Castle International Corp.*	255,604
	TOTAL TELECOMMUNICATION SERVICES	255,604
	TOTAL COMMON STOCKS (Cost — $735,539)	739,362
CONVERTIBLE PREFERRED STOCKS — 0.3%
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%

4,800	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $141,600)	258,000
Warrants
WARRANTS — 0.1%

165	American Tower Corp., Class A Shares, Expires 8/1/08*(c)	70,552
325	Cybernet Internet Services International Inc., Expires 7/1/09*(e)(f)	0
265	GT Group Telecom Inc., Class B Shares, Expires 2/1/10*(c)(e)(f)	0
335	Merrill Corp., Class B Shares, Expires 5/1/09*(c)(e)(f)	0

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Warrants	Security	Value

60	Pliant Corp., Expires 6/1/10*(c)(e)(f)	$1
1,300	RSL Communications Ltd., Class A Shares, Expires 11/15/06*(e)(f)	0

	TOTAL WARRANTS (Cost — $73,753)	70,553
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $87,783,438)	90,086,566
Face Amount
SHORT-TERM INVESTMENT — 0.1%
Repurchase Agreement — 0.1%
$109,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement, dated 3/31/06, 4.790% due 4/3/06; Proceeds at maturity — $109,044; (Fully collateralized by U.S. government agency obligation, 5.625% due 2/22/16; Market value — $114,715) (Cost — $109,000)	109,000
	TOTAL INVESTMENTS — 100.0% (Cost — $87,892,438#)	$90,195,566

*  Non-income producing security.

‡  All ratings are by Standard & Poor's Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)  Security is currently in default.

(b)  Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.

(c)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)  Rating by Moody's Investors Service. All ratings are unaudited.

(e)  Illiquid security.

(f)  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)  The maturity date shown represents the latest maturity date.

(h)  Interest rate represents the effective rate on the loan/debt security.

(i)  Participation interest was acquired through the financial institution indicated parenthetically.

#  Aggregate cost for federal income tax purposes is $88,036,415.

  See page 20 for definitions of ratings.

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") — Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA  — Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA  — Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A  — Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB  — Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,  — Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly
CCC, CC    speculative with respect to the issuer's capacity to pay interest and repay principal in accordance
and C    with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D  — Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  — Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  — Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A  — Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  — Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  — Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  — Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  — Bonds rated "Caa" are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca  — Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C  — Bonds rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR  — Indicates that the bond is not rated by either Standard & Poor's, Moody's, or Fitch Ratings Service.

Zenix Income Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (March 31, 2006)

ASSETS:
Investments, at value (Cost — $87,892,438)	$90,195,566
Cash	413,820
Dividends and interest receivable	1,968,967
Receivable for securities sold	31,758
Prepaid expenses	20,829
Other receivables	55,167
Total Assets	92,686,107
LIABILITIES:
Payable for securities purchased	572,942
Distributions payable	413,799
Investment management fee payable	54,422
Distributions payable to Auction Rate Cumulative Preferred Stockholders	17,420
Directors' fees payable	218
Accrued expenses	132,878
Total Liabilities	1,191,679
Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000
Total Net Assets	$56,494,428
NET ASSETS:
Par value ($0.01 par value; 18,806,311 shares issued and outstanding; 250,000,000 shares authorized) (Note 5)	$188,063
Paid-in capital in excess of par value	107,811,317
Overdistributed net investment income	(220,978)
Accumulated net realized loss on investments and foreign currency transactions	(53,587,102)
Net unrealized appreciation on investments	2,303,128
Total Net Assets	$56,494,428
Shares Outstanding	18,806,311
Net Asset Value	$3.00

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended March 31, 2006)

INVESTMENT INCOME:
Interest	$7,672,778
Dividends	26,946
Total Investment Income	7,699,724
EXPENSES:
Investment management fee (Note 2)	518,409
Administration fees (Note 2)	122,576
Audit and tax	92,438
Auction participation fees (Note 4)	89,060
Directors' fees	73,476
Legal fees	60,626
Shareholder reports	55,946
Custody fees	46,350
Transfer agent fees	36,512
Stock exchange listing fees	19,145
Rating agency fees	10,947
Auction agency fees	3,995
Insurance	1,665
Miscellaneous expenses	6,438
Total Expenses	1,137,583
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,013)
Net Expenses	1,135,570
Net Investment Income	6,564,154
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,324,139
Foreign currency transactions	(3,410)
Net Realized Gain	1,320,729
Change in Net Unrealized Appreciation/Depreciation From Investments	(1,571,549)
Net Loss on Investments and Foreign Currency Transactions	(250,820)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(1,317,809)
Increase in Net Assets From Operations	$4,995,525

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended March 31,)

	2006	2005
OPERATIONS:
Net investment income	$6,564,154	$6,822,820
Net realized gain	1,320,729	1,815,472
Change in net unrealized appreciation/depreciation	(1,571,549)	(3,296,586)
Payment by affiliate (Note 2)	—	43,400
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,317,809)	(659,241)
Increase in Net Assets From Operations	4,995,525	4,725,865
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,572,501)	(6,782,963)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(5,572,501)	(6,782,963)
FUND SHARE TRANSACTIONS (NOTE 5):
Reinvestment of distributions	508,837	1,348,583
Increase in Net Assets From Fund Share Transactions	508,837	1,348,583
Decrease in Net Assets	(68,139)	(708,515)
NET ASSETS:
Beginning of year	56,562,567	57,271,082
End of year*	$56,494,428	$56,562,567
* Includes overdistributed net investment income of:	$(220,978)	$(20,548)

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended March 31:

	2006	2005(1)		2004	2003	2002
Net Asset Value, Beginning of Year	$3.03	$3.14		$2.63	$2.95	$3.97
Income (Loss) From Operations:
Net investment income	0.35	0.37		0.41	0.44	0.61
Net realized and unrealized gain (loss)	(0.01)	(0.07)		0.54	(0.27)	(0.98)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.07)	(0.04)		(0.02)	(0.04)	(0.09)
Total Income (Loss) From Operations	0.27	0.26		0.93	0.13	(0.46)
Change in Undeclared Distributions on Auction Rate Cumulative Preferred Stock	—	—		—	—	0.00 (2)
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.30)	(0.37)		(0.39)	(0.40)	(0.51)
Return of capital	—	—		(0.03)	(0.05)	(0.05)
Total Distributions Paid to Common Stock Shareholders	(0.30)	(0.37)		(0.42)	(0.45)	(0.56)
Net Asset Value, End of Year	$3.00	$3.03		$3.14	$2.63	$2.95
Market Price, End of Year	$2.88	$3.22		$3.99	$3.66	$3.61
Total Return, Based on Net Asset Value(3)(4)	9.41%	7.17	%(5)	33.59%	3.81%	(13.88)%
Total Return, Based on Market Price(3)(4)	(1.16)%	(10.37	)%(5)	21.98%	18.06%	(13.20)%
Net Assets, End of Year (000s)	$56,494	$56,563		$57,271	$46,833	$50,761
Ratios to Average Net Assets:(6)
Gross expenses	2.01%	2.14%		2.30%	2.82%	2.81%
Net expenses	2.01 (7)	2.14		2.30	2.82	2.81
Net investment income	11.60	11.85		13.48	17.52	22.85
Portfolio Turnover Rate	43%	29%		31%	73%	82%
Auction Rate Cumulative Preferred Stock:(8)(9)(10)
Total Amount Outstanding (000s)	$35,000	$35,000		$35,000	$35,000	$40,000
Asset Coverage Per Share	65,353	65,402		65,908	58,452	56,726
Involuntary Liquidating Preference Per Share	25,000	25,000		25,000	25,000	25,000
Average Market Value Per Share	25,000	25,000		25,000	25,000	25,000

(1)  Per share amounts have been calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3)  Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)  The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund's dividend reinvestment plan. Past performance is no guarantee of future results.

(5)  The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  The investment manager voluntarily waived a portion of its fees.

(8)  Excludes accrued interest or accumulated undeclared distributions.

(9)  On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

(10)  On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

See Notes to Financial Statements.

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Zenix Income Fund Inc. (the "Fund") was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rate fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund's policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Net Asset Value. The net asset value ("NAV") of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(i) Federal and Other Taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund's financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$125,726	$(125,726)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management ("CAM"), to Legg Mason, Inc. ("Legg Mason"). As a result, the Fund's investment manager, Smith Barney Fund Management LLC (the "Manager" or "SBFM"), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund's then existing investment advisory and administrative contracts to terminate. The Fund's shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason transaction, the Fund paid the Manager an investment advisory fee calculated at an annual rate of 0.50% of the Fund's average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. For purposes of calculating these fees, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets.

Under the new investment management agreement effective December 1, 2005, the Fund pays the Manager an investment management fee calculated at an annual rate of 0.70% of

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

the Fund's average daily net assets. Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

For the year ended March 31, 2006, the Manager reimbursed expenses amounting to $2,013.

During the year ended March 31, 2005, SBFM reimbursed the Fund in the amount of $43,400 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$40,711,263
Sales	37,615,891

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,605,326
Gross unrealized depreciation	(3,446,175)
Net unrealized appreciation	$2,159,151

4.  Auction Rate Cumulative Preferred Stock

As of March 31, 2006, the Fund had 1,400 outstanding shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 2.95% to 4.70% for the year ended March 31, 2006.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. ("CGM"), a wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

that the broker/dealer places at auction. For the year ended March 31, 2006, CGM earned $89,060 as the lead participating broker/dealer.

5.  Common Stock

Common stock transactions were as follows:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	166,034	$508,837	385,800	$1,348,583

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2006	2005
Distributions paid from: Ordinary Income	$6,890,310	$7,442,204

As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward(*)	$(53,443,126)
Other book/tax temporary differences(a)	(220,978)
Unrealized appreciation/(depreciation)(b)	2,159,152
Total accumulated earnings/(losses) — net	$(51,504,952)

(*)  During the taxable year ended March 31, 2006, the Fund utilized $1,194,419 of its capital loss carryforward available from prior years. As of March 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2008	$(5,626,586)
3/31/2009	(12,670,390)
3/31/2010	(26,209,579)
3/31/2011	(7,861,753)
3/31/2012	(1,074,818)
$(53,443,126)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of interest on securities in default and the difference between cash and accrual basis distributions paid.

(b)  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Affected Funds").

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Affected Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that, at the time, included the Fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds' best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund's Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Zenix Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and did not implement the transfer agent arrangement described above. Therefore, this Fund has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc ("SBAM") that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM's ability to perform investment management services relating to the Fund.

Zenix Income Fund Inc. 2006 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Zenix Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Zenix Income Fund Inc. as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our reponsibilities is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zenix Income Fund Inc. as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2006

Zenix Income Fund Inc. 2006 Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2005
4/27/04	4/30/04	$3.620	$3.11	$0.0325	$3.439
5/25/04	5/28/04	3.520	2.97	0.0325	3.344
6/22/04	6/25/04	3.640	3.01	0.0325	3.458
7/27/04	7/30/04	3.760	3.02	0.0325	3.572
8/24/04	8/27/04	3.880	3.06	0.0325	3.686
9/21/04	9/24/04	3.880	3.11	0.0325	3.686
10/26/04	10/29/04	3.980	3.14	0.0325	3.781
11/22/04	11/26/04	3.970	3.19	0.0325	3.772
12/28/04	12/31/04	3.520	3.21	0.0270	3.344
1/25/05	1/28/05	3.470	3.17	0.0270	3.297
2/22/05	2/25/05	3.480	3.20	0.0270	3.306
3/21/05	3/24/05	3.370	3.10	0.0270	3.202
Fiscal Year 2006
4/26/05	4/29/05	3.110	2.99	0.0270	2.955
5/24/05	5/27/05	3.110	2.93	0.0270	2.955
6/21/05	6/24/05	3.240	3.03	0.0270	3.078
7/26/05	7/29/05	3.420	3.09	0.0270	3.249
8/23/05	8/26/05	3.370	3.10	0.0270	3.202
9/27/05	9/30/05	3.140	3.03	0.0237	2.983
10/25/05	10/28/05	2.760	2.97	0.0237	2.891
11/21/05	11/25/05	2.750	2.95	0.0237	2.798
12/27/05	12/30/05	2.590	2.97	0.0230	2.715
1/24/06	1/27/06	2.790	3.00	0.0230	2.864
2/21/06	2/24/06	2.880	3.00	0.0230	2.920
3/28/06	4/03/06	2.870	3.01	0.0220	2.913

*As of record date.

Zenix Income Fund Inc. 2006 Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. ("Citigroup") entered into a definitive agreement (the "Transaction Agreement") with Legg Mason, Inc. ("Legg Mason") under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which included Smith Barney Fund Management LLC (the "Manager"), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the "Transaction"). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund's then current management agreement (the "Prior Management Agreement") in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to the closing of the Transaction, the Fund's Board approved a new management agreement between the Fund and the Manager (the "New Management Agreement") and authorized the Fund's officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason's general plans and intentions regarding CAM's business and its combination with Legg Mason's business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 11, 2005, the Fund's Board, including a majority of the Board Members who are not "interested persons" of the Fund or the Manager as defined in the 1940 Act (the "Independent Board Members"), approved continuance of the Prior Management Agreement until the closing of the Transaction and the New Management Agreement to take effect upon such closing. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

Zenix Income Fund Inc

Board Approval of Management Agreement (unaudited) (continued)

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates ("Western Asset"), are experienced and respected asset management firms, and that Legg Mason had advised the Board Members that (a) it intended to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it would take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it expected that these combination processes would result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams would remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason advised the Board that following the Transaction, they did not expect any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason agreed not to take any action not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any "undue burden" on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers would continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remained principal underwriters of the Fund after the closing of the Transaction;

Zenix Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

(xi) the fact that the Fund's total advisory and administrative fees would not increase by virtue of the New Management Agreement, but would remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the Prior Management Agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, within the past year the Board had performed a full annual review of the Prior Management Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Management Agreement, and reached substantially the same conclusions.

Zenix Income Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Zenix Income Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	48	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1995	President of W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP p.l.c	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2001	Senior Partner of Pavia & Harcourt Attorneys	7	None

Zenix Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken, CFA** Legg Mason & Co., LLC ("Legg Mason") 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of SBFM and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. ("TIA") (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:

Andrew B. Shoup Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason, Senior Vice President and Chief Administrative Officer of mutual funds associated with Legg Mason; Formerly, Head of International Funds Administration of certain predecessor firms of Legg Mason (from 2001 to 2003); Director of Global Funds Administration of certain predecessor firms of Legg Mason (from 2000 to 2001);	N/A	N/A

Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Zenix Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason; Assistant Controller of mutual funds associated with certain predecessor firms of Legg Mason (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at certain predecessor firms of Legg Mason (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason; formerly Secretary of CFM	N/A	N/A

*  Directors are elected for a term of three years.

**  Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Zenix Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund's CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund's Form N-CSR filed with the SEC, for the period of this report.

Zenix Income Fund Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions
New Management Agreement	9,761,557	538,403	430,763

Zenix Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company ("AST") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. AST will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Zenix Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Zenix Income Fund Inc.

(This page intentionally left blank.)

Zenix Income Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Ted P. Becker
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

CUSTODIAN

State Street Bank and Trust
  Company

TRANSFER AGENT

American Stock Transfer &
  Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of the Zenix Income Fund Inc. This is not a Prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any securities mentioned in this report.

www.leggmason.com/Investor
Services

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02395 5/06  SR06-46

Zenix Income Fund Inc.

ZENIX INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.leggmason.com/InvestorServices and (3) on the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2005 and March 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,000 in 2005 and $35,500 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2005 and March 31, 2006 in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and were $60,000 in 2005 and $36,000 in 2006, reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Zenix Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in 2005 and $3,000 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Zenix Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Managed High Income Portfolio Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Zenix Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Zenix Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Zenix Income Fund Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Zenix Income Fund Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Zenix Income Fund Inc. or to Service Affiliates, which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Dwight Crane

Paolo Cucchi

Robert Frankel

Paul Hardin

George Pavia

b) Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)
Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Timothy J. Settel Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006

Co-portfolio manager of the fund; employee of SBFM since 2006 and research analyst at Western Asset since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Ian R. Edmonds Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and research analyst at Western Asset since 1994.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	90 registered investment companies with $42.39 billion in total assets under management	20 Other pooled investment vehicles with $21.88 billion in assets under management	886 Other accounts with $215.59 billion in total assets under management

Stephen A. Walsh‡	90 registered investment companies with $42.39 billion in total assets under management	20 Other pooled investment vehicles with $21.88 billion in assets under management	886 Other accounts with $215.59 billion in total assets under management

Michael C. Buchanan‡	12 registered investment companies with $4.52 billion in total assets under management	2 Other pooled investment vehicles with $2.27 billion in assets under management	9 Other accounts with $820 million in total assets under management

Timothy J. Settel‡	0 registered investment Companies	0 Other pooled investment vehicles	0 Other accounts

Ian R. Edmonds‡	0 registered investment Companies	0 Other pooled investment vehicles	1 Other accounts with $112 million in total assets under management

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3):

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by manager and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.

As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Timothy J. Settel	None
Ian R. Edmonds	None

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)                                  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)                                 Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	June 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	June 9, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Zenix Income Fund Inc.

Date:	June 9, 2006